Exhibit 10.1
EXECUTION COPY
ARISTOTLE HOLDING, INC.
$900,000,000 2.750% Senior Notes Due 2014
$1,250,000,000 3.500% Senior Notes Due 2016
$1,250,000,000 4.750% Senior Notes Due 2021
$700,000,000 6.125% Senior Notes Due 2041
PURCHASE AGREEMENT
November 14, 2011
Credit Suisse Securities (USA) LLC,
     Eleven Madison Avenue,
     New York, N.Y. 10010-3629
Citigroup Global Markets Inc.,
     388 Greenwich Street,
     New York, N.Y. 10013
As representatives (the “Representatives”) of the Several Initial Purchasers
Dear Sirs:
     1. Introductory. Aristotle Holding, Inc., a Delaware corporation (the “Company”) and a wholly owned subsidiary of Express Scripts, Inc., a Delaware corporation (“Express Scripts”), agrees with the several initial purchasers named in Schedule A hereto (the “Initial Purchasers”) to issue and sell to the Initial Purchasers $900,000,000 aggregate principal amount of its 2.750% Senior Notes due 2014 (the “2014 Notes”), $1,250,000,000 aggregate principal amount of its 3.500% Senior Notes due 2016 (the “2016 Notes”), $1,250,000,000 aggregate principal amount of its 4.750% Senior Notes due 2021 (the “2021 Notes”) and $700,000,000 aggregate principal amount of its 6.125% Senior Notes due 2041 (the “2041 Notes” and, together with the 2014 Notes, the 2016 Notes and the 2021 Notes, the “Offered Securities”). The Offered Securities will be unconditionally guaranteed (the “Guarantees”) by the Closing Date Guarantors (as defined below) and any other entity that becomes a guarantor of the Offered Securities following the Closing Date (as defined below), including the Merger Date Guarantors (as defined below), pursuant to the terms of the Indenture (as defined below). The Offered Securities shall be issued under an indenture, to be dated as of the Closing Date (the “Base Indenture”), and supplemented by supplemental indentures (each, a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”) to be dated as of the Closing Date, among the Company, each of the entities listed on Schedule B-1 hereto (collectively, the “Closing Date Guarantors”) and Wells Fargo Bank, National Association, as Trustee (the Base Indenture, as supplemented on the Closing Date and as may be supplemented from time to time after the Closing Date, the “Indenture”).
     Pursuant to the Agreement and Plan of Merger dated as of July 20, 2011 (the “Merger Agreement”), by and among Express Scripts, Medco Health Solutions, Inc., a Delaware corporation (“Medco”), the Company, Aristotle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Aristotle Merger Sub”), and Plato Merger Sub, Inc., a Delaware Corporation and a wholly owned subsidiary of the Company (“Plato Merger Sub”), Aristotle Merger Sub will merge with and into Express Scripts (the “Express Scripts Merger”), with Express Scripts as the surviving corporation, and Plato Merger Sub will merge with and into Medco (collectively with the Express Scripts Merger, the “Mergers”), with Medco as the surviving corporation. As a result of the Mergers, Medco and Express Scripts will become wholly owned subsidiaries of the Company. The date on which the Mergers are consummated is referred to herein as the “Merger Date”, and Medco and the subsidiaries of Medco listed on Schedule B-2 hereto are referred to herein as the “Merger Date Guarantors”.

     On the Merger Date Medco will, and within 60 days following the Merger Date each other Merger Date Guarantor will, enter into (a) a joinder agreement to this Agreement, the form of which is attached as Schedule H hereto (each, a “Joinder Agreement” and collectively, the “Joinder Agreements”), (b) a Supplemental Indenture, pursuant to which such Merger Date Guarantor will become a party to the Indenture and (c) a counterpart to each Registration Rights Agreement (as defined below) in the form attached thereto as Exhibit A (each, a “Registration Rights Joinder” and, collectively, the “Registration Rights Joinders”). Upon the execution and delivery of a Joinder Agreement by a Merger Date Guarantor, the representations, warranties and agreements of such Merger Date Guarantor set forth herein shall become effective pursuant to the terms of such Joinder Agreement, and each such Merger Date Guarantor will, without further action by any person, become a party to this Agreement. References to the “Guarantors” refer to (x) prior to the consummation of the Mergers and the execution and delivery of any Joinder Agreements and Supplemental Indentures by any Merger Date Guarantors, the Closing Date Guarantors and (y) following the consummation of the Mergers and the execution and delivery of a Joinder Agreement and Supplemental Indenture by a Merger Date Guarantor, the Closing Date Guarantors and such Merger Date Guarantor.
     The Offered Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act (as defined below). The Offered Securities may be sold by the Initial Purchasers or their respective affiliates pursuant to Regulation S under the Securities Act (“Regulation S”) to investors outside of the United States that are not U.S. persons (as defined in Regulation S) and pursuant to Rule 144A under the Securities Act (“Rule 144A”) to qualified institutional buyers in the United States or qualified institutional buyers that are U.S. persons.
     The holders of each series of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date among the Company, the Closing Date Guarantors and the Representatives (each, a “Registration Rights Agreement” and, collectively, the “Registration Rights Agreements”). Following the execution of the Registration Rights Joinders by a Merger Date Guarantor, such Merger Date Guarantor shall be bound by all obligations of the “Guarantors” and the “Company” under the Registration Rights Agreements. Pursuant to each Registration Rights Agreement, the Company and the Guarantors shall use commercially reasonable efforts to cause an exchange offer registration statement to become effective under the Securities Act and to conduct a registered exchange offer for the applicable series of the Offered Securities, or to use their commercially reasonable efforts to cause to become effective a shelf registration statement filed with the Commission registering the resale of the applicable series of the Offered Securities under the Securities Act.
     2. Representations and Warranties of the Company and the Guarantors. The Company and each Closing Date Guarantor and, upon execution and delivery of a Joinder Agreement in the case of each of clauses (d), (f), (o), (p), (t), (v), (bb), (cc) and (dd) of this Section 2, each Merger Date Guarantor, jointly and severally represents and warrants to, and agrees with, the Initial Purchasers that:
     (a) Offering Circulars; Certain Defined Terms. The Company has prepared or will prepare a Preliminary Offering Circular and a Final Offering Circular.
     For purposes of this Agreement:
     “Applicable Time” means 5:00 p.m. (Eastern time) on the date of this Agreement.
     “Closing Date” has the meaning defined in Section 3 hereof.
     “Commission” means the Securities and Exchange Commission.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Final Offering Circular” means the final offering circular (including any information incorporated by reference therein) relating to the Offered Securities to be offered by the Initial Purchasers that discloses the offering price and other final terms of the Offered Securities and is dated as of the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement).

     “Free Writing Communication” means a written communication (as such term is defined in Rule 405) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Securities and is made by means other than the Preliminary Offering Circular or the Final Offering Circular.
     “General Disclosure Package” means the Preliminary Offering Circular together with any Issuer Free Writing Communication existing at the Applicable Time and the information which is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.
     “Issuer Free Writing Communication” means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Offered Securities or of their offering, in the form retained in the Company’s records.
     “Order” means any judgment, order, injunction, decree, writ, stipulation, ruling, determination, award, permit or license of any governmental entity or any arbitrator.
     “Preliminary Offering Circular” means the preliminary offering circular (including any information incorporated by reference therein), dated November 14, 2011, relating to the Offered Securities to be offered by the Initial Purchasers.
     “Rules and Regulations” means the rules and regulations of the Commission.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the rules of the NASDAQ Stock Market.
     “Supplemental Marketing Material” means any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule C hereto. Supplemental Marketing Materials include, but are not limited to, any electronic Bloomberg roadshow slides and the accompanying audio recording.
     “Trust Indenture Act” means the Trust Indenture Act of 1939.
     Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Securities Act.
     (b) Disclosure. As of its date and as of the Closing Date, the Final Offering Circular will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Applicable Time, and as of the Closing Date, neither (i) the General Disclosure Package nor (ii) any individual Supplemental Marketing Material, when considered together with the General Disclosure Package, included, or will include, any untrue statement of a material fact or omitted, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding two sentences do not apply to statements in or omissions from the Preliminary Offering Circular, the Final Offering Circular, the General Disclosure Package or any Supplemental Marketing Material in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 8(b) hereof. The Annual Reports on Form 10-K most recently filed by each of Express Scripts and Medco with the Commission, as amended by the Form 8-K filed by Express Scripts on October 25, 2011, and all subsequent reports which have been filed by

Express Scripts or Medco with the Commission and incorporated by reference in the Preliminary Offering Circular or the Final Offering Circular conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations at the time each such document was filed with the Commission. It is understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (b) with respect to the Annual Report on Form 10-K most recently filed by Medco with the Commission and all subsequent reports which have been filed by Medco with the Commission and incorporated by reference in the Preliminary Offering Circular or the Final Offering Circular are made to the knowledge of the Company and each Closing Date Guarantor.
     (c) Good Standing of the Company. The Company (i) has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package and (ii) is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except in the case of clause (ii) where the failure to so qualify would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, affairs or business prospects of either (x) Express Scripts and its subsidiaries, considered as one enterprise, or (y) the Company and its subsidiaries, considered as one enterprise after giving pro forma effect to the Mergers, in each case, whether or not arising in the ordinary course of business (a “Material Adverse Effect”).
     (d) Guarantor Good Standing. Each Closing Date Guarantor and each Merger Date Guarantor (i) has been duly organized and is existing and in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package and (ii) is duly qualified to do business as a foreign corporation, limited partnership, limited liability company or other entity in good standing, where applicable, in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except in the case of clause (ii) where the failure to so qualify would not have a Material Adverse Effect; and all of the issued and outstanding capital stock of each Closing Date Guarantor and each Merger Date Guarantor has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Closing Date Guarantor and each Merger Date Guarantor is owned free from liens, encumbrances and defects (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (d) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (e) Execution and Delivery of Base Indenture; Supplemental Indentures; Registration Rights Agreements; Guarantees; Offered Securities; Exchange Securities. The Base Indenture, the Supplemental Indentures to be dated the Closing Date and the Registration Rights Agreements have been duly authorized by the Company and each Closing Date Guarantor; on the Closing Date (when the Offered Securities are delivered and paid for pursuant to this Agreement), the Base Indenture, the Supplemental Indentures to be dated the Closing Date and the Registration Rights Agreements will have been duly executed and delivered by the Company and each Closing Date Guarantor and will constitute valid and legally binding obligations of the Company and each Closing Date Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (and, in the case of the Registration Rights Agreements, except as rights to indemnification and contribution may be limited under applicable law); the Guarantees to be provided by the Closing Date Guarantors have been duly authorized by each Closing Date Guarantor; the Offered Securities have been duly authorized by the Company and will have been duly executed, authenticated and issued (assuming that the Offered Securities have been authenticated in the manner provided in the Indenture by the Trustee) on the Closing Date in accordance with the provisions of the Indenture and, when delivered to and paid for on the Closing Date pursuant to this Agreement, the Offered Securities and the Guarantees of the Closing Date Guarantors will constitute valid and legally binding obligations of the Company and each Closing Date Guarantor, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Offered Securities conform to the description of such Offered Securities contained in the General Disclosure Package and will conform to the description of such Offered Securities in the Final Offering Circular; and the Exchange Securities (as defined in each Registration Rights Agreement) and the guarantees thereof by each Closing Date Guarantor have been duly authorized by the Company and each Closing Date Guarantor and, when the Exchange Securities have been duly executed and authenticated in accordance with the provisions of the Indenture and delivered in accordance with the terms of the Registered Exchange Offers (as defined in each Registration Rights Agreement), the Exchange Securities and the guarantees thereof by the Closing Date Guarantors will constitute valid and legally binding obligations of the Company and each Closing Date Guarantor, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     (f) Execution and Delivery of Joinder Agreements; Supplemental Indentures; Registration Rights Joinders; Guarantees. (i) On the Merger Date, a Supplemental Indenture (including the Guarantees to be provided thereby), a Joinder Agreement and a Registration Rights Joinder with respect to each Registration Rights Agreement will have been duly authorized, executed and delivered by Medco, and such Joinder Agreement, this Agreement, such Supplemental Indenture, the Indenture, each Registration Rights Joinder, each Registration Rights Agreement and the Guarantees of Medco will constitute valid and legally binding obligations of Medco, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (and, in the case of the Registration Rights Agreements, except as rights to indemnification and contribution may be limited by applicable law); (ii) on the date that each other Merger Date Guarantor is required to guarantee the Offered Securities pursuant to the terms of the Indenture, a Supplemental Indenture (including the Guarantees to be provided thereby), a Joinder Agreement and a Registration Rights Joinder with respect to each Registration Rights Agreement will have been duly authorized, executed and delivered by the other Merger Date Guarantors, and such Joinder Agreement, this Agreement, such Supplemental Indenture, the Indenture, each Registration Rights Joinder, each Registration Rights Agreement and the Guarantees of the other Merger Date Guarantors will constitute valid and legally binding obligations of each of the other Merger Date Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (and, in the case of the Registration Rights Agreements, except as rights to indemnification and contribution may be limited by applicable law); and (iii) prior to their issuance, the guarantees of the Exchange Securities to be provided by the Merger Date Guarantors will have been duly authorized by each Merger Date Guarantor, and when the Exchange Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered in accordance with the terms of the Registered Exchange Offer, the guarantees of the Exchange Securities by the Merger Date Guarantors will constitute valid and legally binding obligations of each Merger Date Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     (g) Trust Indenture Act. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the Rules and Regulations applicable to an indenture which is qualified thereunder.
     (h) No Registration Rights. There are no contracts, agreements or understandings (other than the Registration Rights Agreements and the Registration Rights Joinders) between the Company, any Closing Date Guarantor or any Merger Date Guarantor, on the one hand, and any other person, on the other hand, granting such person the right to require the Company, any Closing Date Guarantor or any Merger Date Guarantor to file a registration statement under the

Securities Act with respect to any securities of the Company, any Closing Date Guarantor or any Merger Date Guarantor or to require the Company, any Closing Date Guarantor or any Merger Date Guarantor to include such securities with the securities and guarantees registered pursuant to any Registration Statement (as defined in the Registration Rights Agreements) (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (h) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (i) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court is necessary or required for (i) the execution, delivery or performance by the Company or the Guarantors, as applicable, of their obligations under this Agreement, the Joinder Agreements, the Indenture, the Registration Rights Joinders, the Registration Rights Agreements, the Offered Securities, the Guarantees, the Exchange Securities and the guarantees thereof or the consummation by the Company or the Guarantors of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreements, except such as have been obtained or made, such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Offered Securities by the Initial Purchasers and such as may be required under the Securities Act, the Trust Indenture Act and state securities or blue sky laws in connection with the transactions contemplated by the Registration Rights Agreements or (ii) the execution, delivery or performance by the Company, the Closing Date Guarantors or the Merger Date Guarantors of the Merger Agreement or the consummation of the Mergers, except as disclosed in the General Disclosure Package or as set forth in Section 3.4(a) and 4.5(a) of the Merger Agreement (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (i) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (j) Title to Property. The Company, each Closing Date Guarantor and each Merger Date Guarantor has good and marketable title to all of their respective real properties and good title to their respective personal properties, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right except (A) as disclosed in the General Disclosure Package or (B) as does not have a Material Adverse Effect and does not interfere with the use made and proposed to be made of such property by the Company and each Guarantor considered as one enterprise; and all of the leases and subleases of the Company and each Guarantor considered as one enterprise, and under which the Company or any Guarantor holds properties described in the General Disclosure Package, are in full force and effect, except such failures to be in full force and effect that would not, individually or in the aggregate, result in a Material Adverse Effect (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (j) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (k) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance by the Company and each of the Guarantors, as applicable, of the Indenture, this Agreement, the Registration Rights Agreements, the Joinder Agreements and the Registration Rights Joinders and compliance with the terms and provisions thereof, the consummation of the transactions herein and therein contemplated (including the use of proceeds from the sale of the Offered Securities, the Mergers and the entry into the Merger Agreement), the issuance and sale of the Offered Securities and the issuance of the Guarantees and compliance with the terms and provisions thereof, and the issuance and sale of the Exchange Securities and the related guarantees and compliance with the terms and provisions thereof will not, in each case, result in a breach or violation of any of the terms and provisions or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Guarantor pursuant to (i) the charter or by-laws or similar organizational documents of the Company or any Guarantor, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Guarantor or any of their properties or (iii) any agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the properties of the

Company or any Guarantor is subject, except in the case of clauses (ii) and (iii), for such breaches, defaults, liens, charges or encumbrances that would not, individually or in the aggregate, result in a Material Adverse Effect (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (k) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (l) Absence of Existing Defaults and Conflicts. None of the Company, any Closing Date Guarantor or any Merger Date Guarantor is in violation of its respective organizational documents or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (l) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (m) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each Closing Date Guarantor.
     (n) Possession of Licenses and Permits. The Company, each Closing Date Guarantor and each Merger Date Guarantor (A) possesses, and is in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (including certificates of need, licenses, pharmacy licenses, Medicare provider numbers, accreditations and other similar documentation or approvals of any local health departments or any governmental authority) (collectively, “Licenses”) necessary or material to the conduct of the business now conducted except where the failure to possess any such License would not result in a Material Adverse Effect and (B) have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or such Guarantor, would individually or in the aggregate have a Material Adverse Effect (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (n) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (o) Accurate Disclosure. The statements in the General Disclosure Package and the Final Offering Circular under the headings “Description of the Notes”, “Description of Other Indebtedness”, “The Mergers—The Merger Agreement,” “The Mergers—Financing Transactions” and “Material United States Federal Income Tax Considerations to Non-U.S. Holders”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.
     (p) Absence of Manipulation. None of the Company, any Closing Date Guarantor or any Merger Date Guarantor has taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (p) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (q) Internal Controls and Compliance with the Sarbanes-Oxley Act. Except as set forth in the General Disclosure Package, (i) Express Scripts, its subsidiaries and its Board of Directors and (ii) Medco, its subsidiaries and its Board of Directors (the “Medco Board”) are in compliance in all material respects with Sarbanes-Oxley. Express Scripts and Medco each maintain a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Securities

Laws and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Express Scripts’ and Medco’s Internal Control over financial reporting is effective, and the Company is not aware of any material weakness in Express Scripts’ or Medco’s Internal Control over financial reporting. Except as disclosed in the Disclosure Package and the Final Offering Circular, since December 31, 2010, there has been no change in Express Scripts’ Internal Control over financial reporting and, since December 25, 2010, there has been no change in Medco’s Internal Control over financial reporting that, in each case, has materially affected, or is reasonably likely to materially affect, Express Scripts’ or Medco’s, as applicable, Internal Control over financial reporting. Express Scripts and Medco maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to Express Scripts and its subsidiaries or Medco and its subsidiaries is made known to the applicable parent entity’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective. It is understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (q) with respect to Medco, its subsidiaries and the Medco Board are made to the knowledge of the Company and each Closing Date Guarantor.
     (r) Litigation. Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings (including any inquiries or investigations by or before any court or governmental agency or body, domestic or foreign), involving Express Scripts or any of its subsidiaries or Medco or any of its subsidiaries or any of their respective properties that, if determined adversely to Express Scripts or any of its subsidiaries or Medco or any of its subsidiaries, as applicable, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or any Guarantor to perform its obligations, as applicable, under the Indenture (including each Guarantee set forth therein), this Agreement, the Joinder Agreements, the Registration Rights Agreements or the Registration Rights Joinders; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened. It is understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (r) with respect to Medco, any of its subsidiaries or any of their respective properties are made to the knowledge of the Company and each Closing Date Guarantor.
     (s) Medicare; Medicaid. Except as disclosed in the General Disclosure Package and the Final Offering Circular, none of the Company, any Closing Date Guarantor or any Merger Date Guarantor has received written notice of any, and to the knowledge of the Company or of Express Scripts there are no, material Medicare, Medicaid, or any other managed care recoupment or recoupments of any third-party payor being sought, threatened, requested or claimed against the Company, any Closing Date Guarantor or any Merger Date Guarantor (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (s) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor).
     (t) Financial Statements. The financial statements included or incorporated by reference in the Final Offering Circular and the General Disclosure Package together with the related schedules and notes present fairly in all material respects the financial position of Express Scripts and its consolidated subsidiaries and Medco and its consolidated subsidiaries, in each case, as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis with respect to Express Scripts and

Medco, respectively, and the schedules included or incorporated by reference in the General Disclosure Package present fairly the information required to be stated therein, and the assumptions used in preparing the pro forma financial information included in the Final Offering Circular and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. It is understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (t) with respect to the historical financial statements of Medco are made to the knowledge of the Company and each Closing Date Guarantor.
     (u) Capitalization. The stockholder’s equity, cash and cash equivalents and long-term indebtedness of Express Scripts as of September 30, 2011 was as set forth in the General Disclosure Package in the column entitled “Actual” under the caption “Capitalization”; and there has not been (i) any subsequent issuance of capital stock of Express Scripts, except for subsequent issuances, if any, pursuant to any outstanding securities, benefit or compensation plans disclosed in the General Disclosure Package or (ii) any subsequent increase, if any, in the outstanding principal amount of long-term indebtedness, except as otherwise disclosed in the General Disclosure Package or under instruments outstanding at September 30, 2011. The long-term indebtedness of Medco as of September 30, 2011 to be assumed in the Mergers was as set forth in the General Disclosure Package in the column entitled “Pro Forma” under the caption “Capitalization” (it being understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (u) with respect to the long-term indebtedness of Medco are made to the knowledge of the Company and each Closing Date Guarantor).
     (v) No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest financial statements included or incorporated by reference in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business or properties of either (x) Express Scripts and its subsidiaries, taken as a whole, or (y) to the knowledge of the Company and the Closing Date Guarantors, the Company and its subsidiaries, taken as a whole after giving pro forma effect to the Mergers, that is material and adverse, (ii) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by Express Scripts or, to the knowledge of the Company, Medco on any class of its capital stock and (iii) except as disclosed in or contemplated by the General Disclosure Package, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of Express Scripts or any of its subsidiaries or, to the knowledge of the Company, Medco or any of its subsidiaries.
     (w) Investment Company Act. Each of the Company and Express Scripts is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).
     (x) Anti-Bribery Laws. None of Express Scripts or any of its subsidiaries or, to the knowledge of the Company and each Closing Date Guarantor, Medco or any of its subsidiaries or any director, officer, agent, employee or affiliate of Express Scripts or any of its subsidiaries or, to the knowledge of the Company and each Closing Date Guarantor, Medco or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and Express Scripts and its subsidiaries and affiliates and, to the knowledge of the Company and each Closing Date Guarantor, Medco and its subsidiaries and affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     (y) Money Laundering Laws. The operations of Express Scripts and its subsidiaries and, to the knowledge of the Company and each Closing Date Guarantor, Medco and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements relating to money laundering applicable to Express Scripts and its subsidiaries and Medco and its subsidiaries, as applicable, and, so far as the Company is aware, any related or similar statutes, rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Express Scripts or any of its subsidiaries or, to the knowledge of the Company and each Closing Date Guarantor, Medco or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (z) OFAC. None of Express Scripts, any of its subsidiaries or any director, officer, agent, employee or affiliate of Express Scripts or any of its subsidiaries or, to the knowledge of the Company and each Closing Date Guarantor, Medco, any of its subsidiaries or any director, officer, agent, employee or affiliate of Medco or any of its subsidiaries is currently subject to any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, Express Scripts, any joint venture partner or any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation of any U.S. sanctions administered by OFAC.
     (aa) Class of Securities Not Listed. No securities of the same class (within the meaning of Rule 144A(d)(3)) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.
     (bb) No Registration. Assuming compliance by the Initial Purchasers with their representations and warranties in Section 4 of this Agreement, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S; and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.
     (cc) No Issuer Free Writing Communications. None of the Company, any Closing Date Guarantor or any Merger Date Guarantor has made, and, without the prior consent of the Representatives, none of the Company, any Closing Date Guarantor or any Merger Date Guarantor will make, any offer relating to the Offered Securities that would constitute an Issuer Free Writing Communication.
     (dd) No General Solicitation; No Directed Selling Efforts. None of the Company, any Closing Date Guarantor, any Merger Date Guarantor, any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom no representation is made) (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, each Closing Date Guarantor, each Merger Date Guarantor, their respective affiliates and any person acting on its or their behalf

(other than the Initial Purchasers, as to whom no representation is made) have complied and will comply with the offering restrictions requirement of Regulation S. None of the Company, any Closing Date Guarantor or any Merger Date Guarantor will enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement. It is understood that the representations and warranties of the Company and the Closing Date Guarantors in this paragraph (dd) with respect to the Merger Date Guarantors are made to the knowledge of the Company and each Closing Date Guarantor.
     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions set forth herein, the Company agrees to sell to the Initial Purchasers, and each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of (i) 99.483% of the principal amount thereof of the 2014 Notes, plus accrued interest from November 21, 2011 to the Closing Date, the respective principal amounts of the 2014 Notes set forth opposite the names of the Initial Purchasers in Schedule A hereto, (ii) 99.373% of the principal amount thereof of the 2016 Notes, plus accrued interest from November 21, 2011 to the Closing Date, the respective principal amounts of the 2016 Notes set forth opposite the names of the Initial Purchasers in Schedule A hereto, (iii) 98.497% of the principal amount thereof of the 2021 Notes, plus accrued interest from November 21, 2011 to the Closing Date, the respective principal amounts of the 2021 Notes set forth opposite the names of the Initial Purchasers in Schedule A hereto and (iv) 98.895% of the principal amount thereof of the 2041 Notes, plus accrued interest from November 21, 2011 to the Closing Date, the respective principal amounts of the 2041 Notes set forth opposite the names of the Initial Purchasers in Schedule A hereto.
     The Company will deliver against payment of the respective purchase prices the Offered Securities to be purchased by each Initial Purchaser hereunder and to be offered and sold by the Initial Purchasers in reliance on Regulation S (the “Regulation S Securities”) in the form of one or more permanent global securities in registered form without interest coupons (the “Offered Regulation S Global Securities”) which will be deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”), and as registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the respective purchase prices the Offered Securities to be purchased by each Initial Purchaser hereunder and to be offered and sold by each Initial Purchaser in reliance on Rule 144A (the “144A Securities”) in the form of one or more permanent global securities in definitive form without interest coupons (the “Restricted Global Securities”) deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Securities and the Restricted Global Securities of each series of Offered Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under “Transfer Restrictions” in the Final Offering Circular. Until the termination of the distribution compliance period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Final Offering Circular.
     Payment for the Offered Securities shall be made by the Initial Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company at the office of Cravath, Swaine & Moore LLP, at 10:00 A.M., New York time, on November 21, 2011, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “Closing Date”, against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the offered 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Cravath, Swaine & Moore LLP at least 24 hours prior to the Closing Date.

     4. Representations by Initial Purchasers; Resale by Initial Purchasers. (a) Each Initial Purchaser severally represents and warrants to the Company and the Guarantors that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.
     (b) Each Initial Purchaser severally acknowledges that the Offered Securities and the Guarantees have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Offered Securities and the Guarantees, and will offer and sell the Offered Securities and Guarantees (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A. Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied with and will comply with the offering restrictions requirement of Regulation S and Rule 144A. Each Initial Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”
     Terms used in this subsection (b) have the meanings given to them by Regulation S.
     (c) Each Initial Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c), including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.
     (d) In relation to each Member State of the European Economic Area that has implemented the Prospectus Directive (each, a “Relevant Member State”), each Initial Purchaser severally represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of Offered Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Offered Securities that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Offered Securities to the public in that Relevant Member State at any time,

     (i) to legal entities that are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
     (ii) to any legal entity that has two or more of (A) an average of at least 250 or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150 employees during the last financial year; (B) a total balance sheet of more than €43,000,000 and (C) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
     (iii) to fewer than 100 or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the Representatives for any such offer; or
     (iv) in any other circumstances that do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.
     For the purposes of this provision, the expression an “offer of Offered Securities to the public” in relation to any Offered Security in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Offered Securities, as the same expression may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive to the extent implemented in the Relevant Member State) and includes any relevant implementing measure in each Relevant Member State, and “2010 PD Amending Directive” means Directive 2010/73/EU.
     (e) Each Initial Purchaser severally represents, warrants and agrees as follows:
     (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act of 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Offered Securities to persons who have professional experience in matters relating to investments falling within Article 19(5) of the FSMA Order 2005 or in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and
     (ii) it has complied with, and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.
     5. Certain Agreements of the Company. The Company and each of the Closing Date Guarantors and, upon execution and delivery of a Joinder Agreement, each of the Merger Date Guarantors covenants and agrees with the several Initial Purchasers that:
     (a) Amendments and Supplements to Offering Circulars. Prior to the completion of the sale of the Offered Securities, the Company will promptly advise the Representatives of any proposal to amend or supplement the Preliminary Offering Circular or Final Offering Circular and will offer the Representatives a reasonable opportunity to comment on such amendment or supplement. If, at any time prior to the completion of the resale of the Offered Securities by the Initial Purchasers, any event or development occurs as a result of which a part of the General Disclosure Package, any Supplemental Marketing Material, the Preliminary Offering Circular or the Final Offering Circular, if republished immediately following such event or development, would include an untrue statement of a material fact or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the

General Disclosure Package, any Supplemental Marketing Material, the Preliminary Offering Circular or the Final Offering Circular to comply with any applicable law, the Company will promptly notify the Representatives of such event or development and will promptly prepare and furnish, at its own expense, to the Initial Purchasers and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Representatives’ consent to, nor the Initial Purchasers’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.
     (b) Furnishing of Offering Circulars. The Company will furnish to the Representatives copies of the Preliminary Offering Circular, any other document comprising a part of the General Disclosure Package, the Final Offering Circular, all amendments and supplements to such documents and each item of Supplemental Marketing Material, in each case as soon as available and in such quantities as the Representatives reasonably request.
     (c) Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchasers; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Securities, in any jurisdiction where it is not now so subject.
     (d) [Reserved.]
     (e) Transfer Restrictions. During the period of one year after the Closing Date, the Company will, upon request, furnish to the Representatives, each of the other Initial Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.
     (f) No Resales by Affiliates. During the period of one year after the Closing Date, the Company will not and will use its commercially reasonable efforts to not permit any of its affiliates (as defined in Rule 144) to, resell any of the Offered Securities which constitute “restricted securities” under Rule 144A that have been reacquired by them.
     (g) Investment Company. During the period of one year after the Closing Date, the Company will not be or become an open-ended investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.
     (h) Payment of Expenses. The Company will pay all expenses incidental to the performance of the obligations of the Company and the Guarantors under this Agreement and the Registration Rights Agreements, including but not limited to any expenses (including reasonable fees and disbursements of counsel to the Initial Purchasers) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and the preparation and printing of circulars relating thereto, any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities, costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s and the Guarantors’ officers and employees and any other expenses of the Company and the Guarantors, including the chartering of airplanes, fees and expenses in connection with the issuance, offer or sale of the Offered Securities and the Exchange Securities, and expenses incurred in preparing, printing and distributing this Agreement, the Offered Securities, the Exchange Securities, the Indenture, the Registration Rights Agreements, any Supplemental Marketing Materials, the General Disclosure Package and the Final Offering Circular (including any amendments and supplements thereto) to the Initial Purchasers.

     (i) Use of Proceeds. The Company will use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package and, except as disclosed in the General Disclosure Package, the Company does not intend to use any of the proceeds from the sale of the Offered Securities hereunder to repay any outstanding debt owed to any affiliate of any Initial Purchaser.
     (j) Absence of Manipulation. Neither the Company nor any Closing Date Guarantor will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.
     (k) Restriction on Sale of Securities. Neither the Company nor any Closing Date Guarantor will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission (except pursuant to the Registration Rights Agreements) a registration statement under the Securities Act relating to United States dollar-denominated debt securities issued or guaranteed by the Company or any Closing Date Guarantor and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives for a period beginning on the date hereof and ending on the Closing Date. None of the Company, Express Scripts or their respective subsidiaries will at any time, directly or indirectly, take any action with respect to any securities under circumstances where the offer, sale, pledge, contract or disposition thereof would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.
     (l) Joinder Agreement, Supplemental Indenture and Registration Rights Joinder. On the Merger Date, the Company shall cause Medco to execute and deliver a Joinder Agreement, a Supplemental Indenture and a Registration Rights Joinder in respect of each Registration Rights Agreement and shall deliver such executed counterparts to the Initial Purchasers. On the date that each other Merger Date Guarantor is required to guarantee the Offered Securities pursuant to the terms of the Indenture, the Company shall cause each such other Merger Date Guarantor to execute and deliver a Joinder Agreement, a Supplemental Indenture and a Registration Rights Joinder in respect of each Registration Rights Agreement and shall deliver such executed counterparts to the Initial Purchasers.
     6. Free Writing Communications. (a) Issuer Free Writing Communications. The Company and each Closing Date Guarantor represents and agrees that, unless it obtains the prior consent of the Representatives, and each Initial Purchaser represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Communication.
     (b) Term Sheets. The Company consents to the use by any Initial Purchaser of a Free Writing Communication that (i) contains only (x) information describing the preliminary terms of the Offered Securities or their offering or (y) information that describes the final terms of the Offered Securities or their offering and that is included in the pricing term sheet substantially in the form of Annex A hereto, or (ii) does not contain any material information about the Company, the Guarantors or any of their securities that was provided by or on behalf of the Company or any Guarantor.
     7. Conditions of the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Closing Date Guarantors herein (as though made on the Closing Date), to the accuracy of the statements of the individuals made pursuant to the provisions hereof, to the performance by the Company and each Closing Date Guarantor of its obligations hereunder and to the following additional conditions precedent:

     (a) Express Scripts Accountants’ Comfort Letter. The Initial Purchasers shall have received letters, dated, respectively, the date hereof on the General Disclosure Package and the Closing Date on the Final Offering Circular, of PricewaterhouseCoopers LLP, confirming that they are a registered public accounting firm and independent public accountants with respect to the Express Scripts, within the meaning of the Securities Laws and substantially in the form of Schedule D-1 hereto (except that, in any letter dated the Closing Date, the specified date referred to in Schedule D-1 hereto shall be a date no more than three days prior to the Closing Date).
     (b) Medco Accountants’ Comfort Letter. The Initial Purchasers shall have received letters, dated, respectively, the date hereof on the General Disclosure Package and the Closing Date on the Final Offering Circular, of PricewaterhouseCoopers LLP, confirming that they are a registered public accounting firm and independent public accountants with respect to Medco, within the meaning of the Securities Laws and substantially in the form of Schedule D-2 hereto (except that, in any letter dated the Closing Date, the specified date referred to in Schedule D-2 hereto shall be a date no more than three days prior to the Closing Date).
     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business or properties of either (x) Express Scripts and its subsidiaries taken as a whole or (y) the Company and its subsidiaries taken as a whole after giving pro forma effect to the Mergers, which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company, Express Scripts or Medco by any “nationally recognized statistical rating organization” (as defined under Section 3 of the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company, Express Scripts or Medco (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representatives, impractical or inadvisable to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the NASDAQ Stock Market, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of Express Scripts or Medco on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed; or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.
     (d) Opinion of Counsel for Company and the Closing Date Guarantors. The Initial Purchasers shall have received opinions and a negative assurance letter, in each case dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Closing Date Guarantors, substantially in the form set forth in Schedules E-1, E-2 and E-3 hereto.
     (e) Opinion of General Counsel. The Initial Purchasers shall have received an opinion, dated the Closing Date, of Keith Ebling, General Counsel of Express Scripts substantially in the form set forth in Schedule F hereto.
     (f) Opinions of Local Counsel for the Closing Date Guarantors. The Initial Purchasers shall have received opinions, dated the Closing Date, of local counsel for the Closing Date Guarantors, substantially in the form set forth in Schedule G hereto.

     (g) Opinion of Regulatory Counsel. The Initial Purchasers shall have received an opinion, dated the Closing Date, of Holland & Knight LLP, special regulatory counsel of Express Scripts, to the effect the statements in the General Disclosure Package and Final Offering Circular (including the documents incorporated by reference therein) under any headings relating to regulatory disclosure, insofar as they constitute summaries of legal documents, legal proceedings or refer to matters of law or legal conclusions, are accurate in all material respects.
     (h) Opinion of Counsel for Initial Purchasers. The Initial Purchasers shall have received from Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
     (i) Officer’s Certificate. The Initial Purchasers shall have received a certificate, dated the Closing Date, of an executive officer of each of the Company and Express Scripts and a principal financial or accounting officer of each of the Company and Express Scripts in which such officers shall state that: the representations and warranties of the Company and the Closing Date Guarantors in this Agreement are true and correct; the Company and the Closing Date Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no Material Adverse Effect except as set forth in the General Disclosure Package or as described in such certificate.
     (j) Indenture and Registration Rights Agreements. The Base Indenture, the Supplemental Indentures to be dated the Closing Date and the Registration Rights Agreements shall have been duly executed and delivered, and the Initial Purchasers shall have received copies, conformed and executed thereof.
The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably request. The Representatives may in their sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder.
     8. Indemnification and Contribution. (a) Indemnification of the Initial Purchasers. Each of the Company and each Closing Date Guarantor, as of the date hereof, and each Merger Date Guarantor, upon execution and delivery of a Joinder Agreement, agree and undertake to the Initial Purchasers that they will, jointly and severally, indemnify and hold harmless each Initial Purchaser, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Preliminary Offering Circular or Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication (including with limitation, any Supplemental Marketing Material) or the General Disclosure Package, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in subsection (b) below.
     (b) Indemnification of the Company. Each Initial Purchaser will severally and not jointly indemnify and hold harmless the Company and each of the Closing Date Guarantors, as of the date hereof, and each Merger Date Guarantor, upon execution and delivery of a Joinder Agreement, each of their respective directors and each of their respective officers and each person, if any, who controls the Company or any Closing Date Guarantor, as of the date hereof, or any Merger Date Guarantor, upon execution and delivery of a Joinder Agreement, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Purchaser Indemnified Party”), against any and all losses, claims, damages or liabilities to which such Purchaser Indemnified Party may become subject, under the Securities Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any part of the Preliminary Offering Circular or the Final Offering Circular, in each case as amended or supplemented, or any Issuer Free Writing Communication or the General Disclosure Package, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Purchaser Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Preliminary Offering Circular and the Final Offering Circular furnished on behalf of each Initial Purchaser: under the caption “Plan of Distribution”, the third, thirteenth and fourteenth paragraphs and the second sentence of the eleventh paragraph.
     (c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Initial Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).
     9. Default of Initial Purchasers. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate principal amount of Offered Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Initial Purchasers are obligated to purchase on the Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Initial Purchasers agreed but failed to purchase on the Closing Date. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Initial Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of the Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section 10. As used in this Agreement, the term “Initial Purchaser” includes any person substituted for a Initial Purchaser under this Section. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Closing Date Guarantors, the Merger Date Guarantors and their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the Company, the Closing Date Guarantors, the Merger Date Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Initial Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company and the Guarantors will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, each Closing Date Guarantor, each Merger Date Guarantor and the Initial Purchasers pursuant to Section 8 hereof shall remain in effect.
     11. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchasers, will be mailed, delivered or telegraphed and confirmed to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD and Citigroup Global Markets Inc., 388 Greenwich Street, New York, N.Y. 10013, Attention: General Counsel, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it care of Express Scripts, Inc., One Express Way, St. Louis, MO 63121, Attention: Keith Ebling, General Counsel; provided, however, that any notice to an Initial Purchaser pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.
     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.
     13. Representation of Initial Purchasers. The Representatives will act for the several Initial Purchasers in connection with this purchase, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Initial Purchasers.
     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
     15. Absence of Fiduciary Relationship. The Company and each Closing Date Guarantor, as of the date hereof, and each Merger Date Guarantor, upon execution and delivery of a Joinder Agreement, acknowledge and agree that:
     (a) No Other Relationship. The Representatives have been retained solely to act as initial purchasers in connection with the initial purchase, offering and resale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Guarantors on the one hand and the Representatives on the other hand has been created in respect of any of the transactions contemplated by this Agreement or the Preliminary Offering Circular or the Final Offering Circular, irrespective of whether the Representatives have advised or are advising the Company and the Guarantors on other matters;
     (b) Arms’ Length Negotiations. The prices of the Offered Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;
     (c) Absence of Obligation to Disclose. The Company and the Guarantors have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Guarantors and that the

Representatives have no obligation to disclose such interests and transactions to the Company and the Guarantors by virtue of any fiduciary, advisory or agency relationship; and
     (d) Waiver. The Company and the Guarantors waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or any Guarantor in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or any Guarantor, including stockholders, employees or creditors of the Company.
     16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.
     The Company and each Guarantor hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each Guarantor irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the Joinder Agreements or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

     If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and each Guarantor and the several Initial Purchasers in accordance with its terms.

Very truly yours, ARISTOTLE HOLDING, INC.
By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer and President

EXPRESS SCRIPTS, INC.
By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer and President

AIRPORT HOLDINGS, LLC ESI REALTY, LLC By: Express Scripts, Inc., as sole Member
By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer and President

[Purchase Agreement]

BYFIELD DRUG, INC.
CARE CONTINUUM, INC.
CFI OF NEW JERSEY, INC.
CHESAPEAKE INFUSION, INC.
CONNECTYOURCARE COMPANY LLC
CONNECTYOURCARE, LLC
CURASCRIPT PBM SERVICES INC.
DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
ESI ACQUISITION, INC.
ESI CLAIMS, INC.
ESI ENTERPRISES, LLC
ESI MAIL ORDER PROCESSING, INC.
EXPRESS SCRIPTS CANADA HOLDING CO.
EXPRESS SCRIPTS PHARMACEUTICAL PROCUREMENT, LLC
EXPRESS SCRIPTS SALES DEVELOPMENT CO.
FRECO, INC.
FREEDOM SERVICE COMPANY, LLC
HEALTHBRIDGE, INC.
HEALTHBRIDGE REIMBURSEMENT AND PRODUCT SUPPORT, INC.
iBIOLOGIC, INC.
IVTX, INC.
LYNNFIELD COMPOUNDING CENTER, INC.
LYNNFIELD DRUG, INC.
MATRIX GPO LLC
NATIONAL PRESCRIPTION ADMINISTRATORS, INC.
PRIORITY HEALTHCARE CORPORATION
PRIORITY HEALTHCARE CORPORATION WEST
PRIORITY HEALTHCARE DISTRIBUTION, INC.
PRIORITY HEALTHCARE PHARMACY, INC.
PRIORITYHEALTHCARE.COM, INC.
SINUSPHARMACY, INC.
SPECIALTY INFUSION PHARMACY, INC.
SPECTRACARE, INC.
SPECTRACARE HEALTH CARE VENTURES, INC.
SPECTRACARE INFUSION PHARMACY, INC. VALUE HEALTH, INC.
YOURPHARMACY.COM, INC.

By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

[Purchase Agreement]

CURASCRIPT, INC. ESI MAIL PHARMACY SERVICE, INC. EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC. EXPRESS SCRIPTS UTILIZATION MANAGEMENT CO. MOORESVILLE ON-SITE PHARMACY, LLC
By:	/s/ Patrick McNamee
	Name:	Patrick McNamee
	Title:	President

[Purchase Agreement]

ESI-GP HOLDINGS, INC. ESI RESOURCES, INC.
By:	/s/ Tom Rocheford
	Name:	Tom Rocheford
	Title:	President

ESI PARTNERSHIP By: Express Scripts, Inc., as Partner
By:	/s/ Martin P. Akins
	Name:	Martin P. Akins
	Title:	Vice President and Deputy General Counsel

By: ESI-GP Holdings, Inc., as Partner
By:	/s/ Tom Rocheford
	Name:	Tom Rocheford
	Title:	President

[Purchase Agreement]

SPECTRACARE OF INDIANA By: Spectracare, Inc., as Partner
By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

By: Care Continuum, Inc., as Partner
By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

EXPRESS SCRIPTS MSA, LLC EXPRESS SCRIPTS WC, INC.
By:	/s/ Edward Ignaczak
	Name:	Edward Ignaczak
	Title:	President

EXPRESS SCRIPTS SENIOR CARE, INC. EXPRESS SCRIPTS SENIOR CARE HOLDINGS, INC.
By:	/s/ George Paz
	Name:	George Paz
	Title:	President

EXPRESS SCRIPTS CANADA HOLDING, LLC
By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

[Purchase Agreement]

The foregoing Purchase Agreement is hereby
confirmed and accepted as of the date first above
written.
Acting on behalf of themselves and as the
Representatives of the several Initial
Purchasers

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Michael Muntner
Name: Michael Muntner
Title: Managing Director
[Purchase Agreement]

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director
[Purchase Agreement]

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